EQ Advisors TrustSM

Prospectus dated May 1, 2009

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of the Portfolio that you can choose as an investment alternative. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/International ETF Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Supplement is accurate or complete. Anyone who tells you otherwise is committing a crime.

ETF-Class IA

(32356)

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of sixty-nine (69) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of one (1) of the Trust’s Portfolios. The Portfolio is a diversified portfolio. Information on the Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview. In addition, a Glossary of Terms is provided at the back of the accompanying Prospectus.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and plans. This Prospectus is designed to help you make informed decisions about the Portfolio that is available under your Contract or under the AXA Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the prospectus for the Contracts if you are a Contractholder or participant of a retirement plan under a Contract. Please read that prospectus carefully and retain it for future reference.

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to the Portfolio.

The day-to-day management of the Portfolio is provided by the Manager. Information regarding the Manager is included under “Management of the Trust — The Manager” in this Prospectus. The Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager has been granted relief by the Securities and Exchange Commission (“SEC”) to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Affiliated Adviser”), such as Alliance Bernstein L.P. or AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

The co-distributors of the Portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Portfolio, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolio

This section of the Prospectus provides a more complete description of the principal investment objective, strategies, and risks of the EQ/International ETF Portfolio (the “Portfolio”). Of course, there can be no assurance that the Portfolio will achieve its investment objective. The investment objectives and policies of the Portfolio (except where otherwise noted) are not fundamental policies and may be changed without a shareholder vote.

As more fully described on the following pages, the EQ/International ETF Portfolio has a policy that it will invest at least 80% of its net assets in exchange traded securities of other investment companies. This policy may not be changed without providing at least sixty (60) days’ written notice to the shareholders of the Portfolio.

Please note that:

•

Additional information regarding the principal risks is included in the section “More Information on Risks and the Underlying ETFs — Risks,” which follows the description of the Portfolio in this section of the Prospectus. In addition, the investment objective, principal investment strategy and a list of the principal investment risks of each of the Underlying ETFs is included in the section “More Information on Risks and the Underlying ETFs — Information Regarding the Underlying ETFs.”

•	Additional information concerning the Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolio	EQ Advisors Trust

EQ/International ETF Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“exchange traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world. The Portfolio invests its assets in ETFs in accordance with weightings determined by the Manager and generally will be broadly diversified among various geographic regions.

ETFs are investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

AXA Equitable believes that investments in ETFs provide the Portfolio with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of international equity securities. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs.”

AXA Equitable uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic asset allocation that is intended to provide the Portfolio with broad exposure to international markets. At this stage, AXA Equitable decides what portion of the Portfolio’s investable assets should be invested in various geographic regions. AXA Equitable makes this determination using a proprietary investment process, based on fundamental research regarding the investment characteristics of the various regions, as well as its outlook for international economies and financial markets. AXA Equitable determines, monitors and may periodically adjust asset allocations based on its analysis of data relating to the U.S. and international economies, securities markets and various segments within those markets.

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions identified as a result of the first stage of the investment process. AXA Equitable seeks to select Underlying ETFs that represent investments in one or more countries that are expected to outperform the Portfolio’s benchmark over the intermediate term. In selecting the Underlying ETFs, AXA Equitable analyzes many factors, including the Underlying ETF’s investment objectives, total return, portfolio holdings, volatility and expenses as well as quantitative and qualitative data regarding the market segments and economies of the country or countries represented in the Underlying ETF’s portfolio of investments.

The table below lists the ETFs in which the Portfolio currently may invest. The list of Underlying ETFs may change from time to time at the Manager’s discretion. The Portfolio will not necessarily invest in every Underlying ETF at one time.

iShares® FTSE/Xinhua China 25 Index Fund

iShares® MSCI Australia Index Fund

iShares® MSCI Austria Investable Market Index Fund

iShares® MSCI Belgium Investable Market Index Fund

iShares® MSCI Brazil Index Fund

iShares® MSCI BRIC Index Fund

iShares® MSCI Canada Index Fund

iShares® MSCI EAFE Growth Index Fund

iShares® MSCI EAFE Index Fund

iShares® MSCI EAFE Value Index Fund

iShares® MSCI Emerging Markets Index Fund

iShares® MSCI France Index Fund

iShares® MSCI Germany Index Fund

iShares® MSCI Hong Kong Index Fund

iShares® MSCI Italy Index Fund

iShares® MSCI Japan Index Fund

iShares® MSCI Malaysia Index Fund

iShares® MSCI Mexico Investable Market Index Fund

iShares® MSCI Netherlands Investable Market Index Fund

iShares® MSCI Pacific ex-Japan Index Fund

iShares® MSCI Singapore Index Fund

iShares® MSCI South Africa Index Fund

iShares® MSCI South Korea Index Fund

iShares® MSCI Spain Index Fund

iShares® MSCI Sweden Index Fund

iShares® MSCI Taiwan Index Fund

iShares® MSCI Thailand Investable Market Index Fund

iShares® MSCI Turkey Investable Market Index Fund

iShares® MSCI United Kingdom Index Fund

iShares® S&P Europe 350 Index Fund

iShares® S&P Latin America 40 Index Fund

iShares® S&P/TOPIX 150 Index Fund

SPDR® DJ Euro Stoxx 50 ETF

SPDR® DJ Stoxx 50 ETF

SPDR® S&P BRIC 40 ETF

SPDR® S&P China ETF

SPDR® S&P Emerging Asia Pacific ETF

SPDR® S&P Emerging Europe ETF

SPDR® S&P Emerging Latin America ETF

EQ Advisors Trust	About the investment portfolio	5

EQ/International ETF Portfolio (continued)

SPDR® S&P Emerging Markets ETF

SPDR® S&P Emerging Markets Small Cap ETF

SPDR® S&P Emerging Middle East & Africa ETF

SPDR® S&P International Mid Cap ETF

SPDR® S&P International Small Cap ETF

iShares® MSCI Switzerland Index Fund

iShares® MSCI All Country Asia ex-Japan Index Fund

iShares® S&P Asia 50 Index Fund

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

SPDRs® is used under license from The McGraw-Hill Companies, Inc. (“McGraw-Hill”). McGraw-Hill makes no representation or warranty regarding the advisability of investing in any of the funds listed above.

The Portfolio also may hold cash or cash equivalents (instead of being allocated to an Underlying ETF) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. In addition, the Portfolio may purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

Please note that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying ETFs. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs of the Portfolio instead of in the Portfolio itself. However, the Underlying ETFs are not available as investment options under the Contracts and an investor who chooses to invest directly in the Underlying ETFs would not receive the asset allocation and rebalancing services provided by AXA Equitable.

Limitations on Investing in Other Investment Companies

Generally, under the 1940 Act, the Portfolio may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Portfolio) in excess of these limits. The Portfolio’s ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Portfolio take appropriate steps to comply with certain terms and conditions in such order.

The SEC has issued such exemptive orders to the Underlying ETFs in which the Portfolio may invest (iShares and SPDRs), which permits investment companies (such as the Portfolio) to invest in such ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions. Under the orders, the Portfolio generally may acquire up to 25% of the assets of each Underlying ETF.

The Manager will waive fees otherwise payable to it by the Portfolio in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an Underlying ETF under rule 12b-1 under the 1940 Act) received from an Underlying ETF by the Manager, or an affiliated person of the Manager, in connection with the investment by the Portfolio in the Underlying ETF. With respect to registered separate accounts that invest in the Portfolio, no sales load will be charged at the Portfolio level or at the Underlying ETF level. Other sales charges and service fees, as defined in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), if any, will only be charged at the Portfolio level or at the Underlying ETF level, not both. With respect to other investments in the Portfolio, any sales charges and/or service fees charged with respect to shares of the Portfolio will not exceed the limits applicable to funds of funds set forth in Rule 2830 of the Conduct Rules of the FINRA.

To the extent other ETFs obtain similar exemptive relief from the SEC, the Portfolio may seek to qualify to invest in such other ETFs in excess of the limits set forth in the 1940 Act. If such relief is granted by the SEC, the Portfolio may invest its assets in any Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

To the extent the limits of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Portfolio from allocating its investments in the manner that the Manager considers optimal. The Portfolio invests substantially all of its assets in Underlying ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks. Additional information regarding the risks of investing in the Portfolio are described in detail in the section “More Information on Risks and the Underlying ETFs.”

The principal risks presented by the Portfolio are:

•	Market Risk: The Underlying ETFs’ share prices, and thus the share price of the Portfolio, can fall, sometimes rapidly and unpredictably,

6	About the investment portfolio	EQ Advisors Trust

because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying ETFs may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying ETFs’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•

Portfolio Management Risk: The risk that AXA Equitable’s selection of the Underlying ETFs, and its allocation and reallocation of portfolio assets among the Underlying ETFs, may not produce the desired results. The Manager selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

•

Risks of Investing in Exchange-Traded Funds: Since the Portfolio invests directly in the Underlying ETFs, the risks associated with the eligible Underlying ETFs apply to the Portfolio. The principal risks of investing in the Underlying ETFs include the following, which are described in more detail in the section “More Information on Risks and the Underlying ETFs”:

Asset Class Risk

Capital Controls Risk

Commodity Exposure Risk

Concentration Risk

Country Specific Risk

Derivatives Risk

Economic Risks

Equity Risk

ETF Risk

Foreign Securities Risk

Index Fund Risk

Investment Style Risk

Issuer Risk

Lack of Natural Resources Risk

Large-Cap Company Risk

Leveraging Risk

Liquidity Risk

Market Risk

Market Trading Risks

Micro Cap Risk

Non-Diversification Risk

Opportunity Risk

Privatization Results Risk

Reliance on Trading Partners Risk

Security Risk

Small- and Mid-Cap Company Risk Structural Risks

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the Portfolio’s first two calendar years of operations. The inception date for this Portfolio is August 25, 2006. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2008 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and other distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
6.32% (2007 2nd Quarter)	–20.62% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/International ETF Portfolio — Class IA Shares	–42.62%	–13.57%
MSCI EAFE Index†	–43.38%	–13.80%
†	For more information on this index, see the following section “More Information on Risks and the Underlying ETFs.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends and other distributions or exchange into other Portfolios. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/International ETF Portfolio	Class IA Shares
Management Fee	0.40%
Distribution and/or service (12b-1) fees	None
Other Expenses	0.47%
Acquired Fund Fees and Expenses (Underlying ETFs)*	0.68%
Total Annual Portfolio Operating Expenses	1.55%
Less Waivers/Expense Reimbursements**	–0.47%
Net Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses**, ***	1.08%
*	The Portfolio invests in shares of Underlying ETFs, which are considered to be investment companies. Therefore, the Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying ETFs and the investment return of the Portfolio will be reduced by each Underlying ETF’s expenses.

EQ Advisors Trust	About the investment portfolio	7

EQ/International ETF Portfolio (continued)

**	Pursuant to a contract, the Manager has agreed to waive or limit its management, administrative and other fees to limit the expenses of the Portfolio until April 30, 2010 (“Expense Limitation Agreement”) (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the Net Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests and extraordinary expenses) do not exceed 0.40% for Class IA shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
***	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Annual Portfolio Operating Expenses for the fiscal year ended December 31, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and the expenses of the Underlying ETFs incurred indirectly) remain the same, and that the expense limitation arrangement currently in place is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. In addition, the fees and expenses of the Underlying ETFs incurred indirectly by the Portfolio will vary depending on, among other things, the Portfolio’s allocation of assets among the Underlying ETFs. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$110
3 Years	$443
5 Years	$800
10 Years	$1,806

WHO MANAGES THE PORTFOLIO

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio. As of December 31, 2008, AXA Equitable had approximately $90 billion in assets under management.

A committee of AXA FMG investment personnel manages the Portfolio. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the Portfolio. Xavier Poutas assists the lead portfolio manager with day-to-day management of the Portfolio but does not have joint and primary responsibility for management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds since 2003 and for the Portfolio since its inception. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Xavier Poutas, CFA® joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation with respect to the Portfolio.

The Statement of Additional Information provides additional information about the lead Portfolio Manager’s compensation, other accounts managed by the Lead Portfolio Manager and the Lead Portfolio Manager’s ownership of shares of the Portfolio to the extent applicable.

8	About the investment portfolio	EQ Advisors Trust

2. More information on risks and the Underlying ETFs

Risks

The Portfolio follows a distinct set of investment strategies. The Portfolio invests primarily in Underlying ETFs that invest substantially all of their assets in equity securities of foreign companies. Thus, the performance of the Portfolio will be subject to the risks of investing in equity securities of foreign companies. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors, such as securities in specific geographic regions. Some of the risks, including principal risks of investing in the Underlying ETFs are discussed below. In addition, each Underlying ETF’s principal risks are described in more detail in its prospectus.

There is no guarantee that the Portfolio will achieve its investment objective or that it will not lose value.

Risks Associated with the Portfolio and the Underlying ETFs: Because the Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments:

Asset Class Risk: There is the risk that the returns from the types of securities in which the Underlying ETFs invest will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Capital Controls Risk: Volatility in the exchange rate of the currency and general economic deterioration of a country may lead its government to impose and then reverse stringent capital controls, prohibit repatriation of capital and an indefinitely prohibit free transfers of securities.

Commodity Exposure Risk: Underlying ETFs may invest in countries whose agricultural and mining sectors account for the majority of exports. These countries may be particularly susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources.

Concentration Risk: Risks involved to the extent that an Underlying ETF’s Index is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class. Such Underlying ETF may be adversely affected by the performance of those securities.

Country Specific Risk: To the extent an Underlying ETF focuses its investments in a particular country’s or region’s securities markets, it is subject to the risks of investing in that country or region as disclosed in the Underlying ETF’s prospectus.

Derivatives Risk: An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and fund management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent an Underlying ETF uses futures and options, it is exposed to additional volatility and potential losses.

Economic Risks. The performance of the economy in each of the countries and regions in which the Underlying ETFs invest could have a large impact on the Underlying Portfolios. Economic events in any one country or region can have a significant economic effect on the country or region as well as on major trading partners outside the region.

•

Asian Economic Risk: Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

•

Australasia Economic Risk: The economies of Australasia, which includes Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets.

•

Central and South American Economic Risk: High interest, inflation, and unemployment rates characterize the economies in some Central and South American countries. Commodities represent a significant percentage of the region’s exports, as a result, the economies in the region can experience significant volatility.

•

European Economic Risk: The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe.

•

U.S. Economic Risk: Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in

EQ Advisors Trust	More information on risks and the Underlying ETFs	9

March 2005. Any downturn in the economic activity in any of these three countries will have an adverse impact on the economy of the other two.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Foreign Securities Risk: An Underlying ETF’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Underlying ETF’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of an Underlying ETF’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. An Underlying ETF, and by extension the Portfolio, may be subject to the following risks associated with investing in foreign securities:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Underlying ETF’s investment in securities denominated in a foreign currency or may widen existing losses.

Custody Risk: The risks involved in the process of clearing and settling trades and holding securities with local agents and depositaries. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Depositary Receipts: An Underlying ETF may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. An Underlying ETF may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, an Underlying ETF investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for an Underlying ETF to carry out transactions, resulting in losses to the Portfolio. If an Underlying ETF cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Underlying ETF cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Underlying ETF could be liable for any losses incurred. These losses would affect the value of the Underlying ETF and consequently affect the net asset value of the Portfolio.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and the Pacific region, can be highly interdependent and may decline all at the same time. In addition certain markets in which the Underlying ETFs invest are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Legal Enforcement of Shareholder Rights Risk: In countries other than the U.S., legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities may differ from those that may apply in the U.S. An Underlying Portfolio may have more difficulty asserting its rights as a stockholder of a non-U.S. company than it would as a stockholder of a comparable U.S. company.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Underlying ETF’s foreign investments.

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Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Inactive Market Risk. Although the Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for the shares of the Underlying ETFs will develop or be maintained. The lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio of securities. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged.

Investment Company Risk. The Portfolio indirectly bears fees and expenses charged by the Underlying ETFs in which it invests in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, an Underlying ETF may change its investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying ETF at a time that is unfavorable to the Portfolio. In addition, when the Portfolio invests in an Underlying ETF, it is subject to the risks associated with the underlying securities in which that Underlying ETF invests. Furthermore, while the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities the Underlying ETF is designed to track, lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio of securities.

Index Fund Risk: An index fund invests in the securities included in a specific index or substantially identical securities regardless of market trends. Such funds cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although an index fund attempts to closely track its benchmark index, the fund may not invest in all of the securities in the index. Therefore, there can be no assurance that performance of an index fund will match that of the benchmark index. Also, an index fund’s returns, unlike those of the benchmark index, are reduced by the fund’s fees and operating expenses.

Investment Style Risk: An Underlying ETF may follow an index that invests in securities classified as representing a particular style or set of styles, such as “growth” or “value” styles. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying ETF’s share price:

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer Risk: The performance of the Underlying ETFs depends on the performance of individual companies in which the Underlying ETFs invest.

Lack of Natural Resources Risk: Underlying ETFs may invest in countries with no natural resources that is reliant on imports for its commodities needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the country’s economy.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When an Underlying ETF borrows money or otherwise leverages their holdings, the value of an investment in that Underlying ETF will be more volatile and all other risks will tend to be compounded. The Underlying ETF may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

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Liquidity Risk: Certain securities held by an Underlying ETF may be difficult (or impossible) to sell at the time and at the price the seller would like. The Underlying ETF may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that an Underlying ETF may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Underlying ETF. Underlying ETFs that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Underlying ETF may be more susceptible to some of these risks than others, as noted in the description of each Underlying ETF in its prospectus.

Market Risk: Each Underlying ETF’s NAV will react to securities market movements. There may be fluctuations in the Underlying ETF’s NAV in response to short-term or long term market movements.

Market Trading Risks:

•

Costs of Buying or Selling Underlying ETF Shares: When buying or selling Underlying ETF shares through a broker, the Portfolio will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, the Portfolio may incur the cost of the difference between what professional investors are willing to pay for Underlying ETF shares and the price at which they are willing to sell Underlying ETF shares. Because of these costs, frequent trading may detract significantly from investment results.

•

Risks of Secondary Listings: The shares of an Underlying ETF may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Underlying ETF’s primary listing is maintained. There can be no assurance that the Underlying ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Underlying ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

•

Shares of the Underlying ETFs May Trade at Prices other than Net Asset Value: The shares of an Underlying ETF may trade at, or below their NAV. The NAV of shares of an Underlying ETF will fluctuate with changes in the market value of such Underlying ETF’s holdings. The trading prices of an Underlying ETF’s shares will fluctuate in accordance with changes in its NAV as well as market supply and demand.

Micro Cap Risk. Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-mid- and small-capitalization companies and may be more vulnerable to economic events. In addition, there may be less public information available about these companies. Securities in these companies may be difficult to buy or sell.

Non-Diversification Risk. A non-diversified Underlying ETF generally may invest a larger percentage of its assets in the securities of a smaller number of issuers. As a result the Underlying ETF may be more susceptible to risks associated with these companies or to a single economic, political or regulatory occurrence affecting these companies.

Net Asset Value Risk. The market price of an Underlying ETF may be different from its net asset value (i.e., the Underlying ETF may trade at a discount or premium to its net asset value). The performance of the Portfolio could be adversely impacted.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Passive Investment Risk. Most ETFs are not actively managed. Each Underlying ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. In addition, the Underlying ETFs do not change their investment strategies to respond to changes in the economy. This means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index.

Privatization Results Risk. Some countries in which the Underlying ETFs invest may be in the process of privatization of certain entities and industries. Historically, investors in newly privatized entities have, at times, suffered losses in the face of adverse regulatory decisions or the sharp depreciation of currencies. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk: The economies of many countries in which the Underlying ETF invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Underlying ETF invests and have a material adverse effect on the Underlying ETF’s performance.

Secondary Market Trading Risk: Shares of the Underlying Portfolios may trade in the secondary market on days when the Underlying Portfolios do not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Underlying Portfolios accept purchase and redemption orders.

Security Risk: The risk that the value of a security may fluctuate, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

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Small-Cap and/or Mid-Cap Company Risk: An Underlying ETF’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Structural Risks: Certain countries in which the Underlying ETF invests have experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets. These risks may also include political and social risks, expropriation risk, large government debt risk and economic and currency risk.

Tracking Error Risk: Imperfect correlation between each Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance to not match the performance of its index.

Trading Risk: Disruptions to creations and redemptions may result in trading prices that differ significantly from their NAV.

Underlying ETF Management Risk: No Underlying ETF fully replicates its index, and an Underlying ETF may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the manager of each Underlying ETF may not produce the intended results.

Valuation Risk. Because foreign exchanges may be open on days when the Underlying ETF does not price its shares, the value of the securities in the Underlying ETF’s portfolio may change on days when the Portfolio will not be able to purchase or sell shares of the Underlying Portfolio.

An Underlying ETF may be subject to certain additional risks as discussed in its iShares Prospectus.

Other Investment Risks:

Portfolio Turnover Risk: The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to the Portfolio and its shareholders, which would reduce investment returns.

Securities Lending Risk: For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. Underlying ETFs may also lend securities. For specific information with respect to an Underlying ETF’s policies, please see the Underlying ETF’s prospectus and Statement of Additional Information. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by the Portfolio.

Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” is compared to that of a broad-based securities market index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

MSCI EAFE® Index (Europe, Australasia, Far East) contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

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Information Regarding the Underlying ETFs

The following is additional information regarding the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Australia Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia Index.	The Fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Australian Market
iShares® MSCI Canada Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Canadian Market • Risks Specific to the North American Economy
iShares® MSCI France Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the French Market
iShares® MSCI Germany Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the German Market
iShares® MSCI Netherlands Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Investable Market Index.	The Fund will normally invest at least 80% of its assets in the securities of its Underlying Index and ADRs based on securities of its Underlying Index. The Fund uses a representative sampling indexing strategy to try to achieve the Fund’s investment objective.	• Foreign Securities Risk • Risks Specific to the Dutch Market
iShares® MSCI Japan Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Japanese Market
iShares® MSCI Spain Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Spanish Index.	The Fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Spain Market

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI EAFE Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the MSCI EAFE Index.	The index was developed as an equity benchmark for international stock performance. The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk
iShares® MSCI EAFE Growth Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the MSCI EAFE Growth Index.	The index is a subset of the MSCI EAFE Index and consists of securities classified by MSCI as most representing the growth style. The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Growth Investing Risk
iShares® MSCI EAFE Value Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the MSCI EAFE Value Index.	The index is a subset of the MSCI EAFE Index and consists of securities classified by MSCI as most representing the value style. The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Value Investing Risk
iShares® MSCI Pacific ex-Japan Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Pacific Free ex-Japan Index. The index consists of stocks in the Australia, Hong Kong, New Zealand and Singapore markets.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Markets of the Pacific Region • Geographic Risk
iShares® S&P Europe 350 Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the Standard & Poor’s Europe 350 Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the European Market • Geographic Risk
iShares® S&P Latin America 40 Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the Standard & Poor’s Latin America 40 Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Latin American Market • Geographic Risk
iShares® S&P/TOPIX 150 Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the Standard & Poor’s/Tokyo Stock Price 150 Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Japanese Market • Geographic Risk
iShares® MSCI United Kingdom Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the British Market

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares FTSE/Xinhua China 25 Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the FTSE/Xinhua China 25 Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Chinese Market • Geographic Risk
iShares MSCI Emerging Markets Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the MSCI Emerging Markets Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Emerging Markets Risk • Geographic Risk
iShares MSCI Hong Kong Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Emerging Markets Risk • Geographic Risk • Risks specific to the Hong Kong market
iShares MSCI Singapore Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of the MSCI Singapore Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Emerging Markets Risk • Geographic Risk
iShares MSCI South Africa Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Africa Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the South African Market
iShares MSCI South Korea Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI South Korea Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the South Korean Market
iShares MSCI Taiwan Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Taiwanese Market

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares MSCI Brazil Index Fund	The Fund seeks to provide investment results that correspond generally to the price and yield performance of the MSCI Brazil Index.	The Fund uses a representative sampling indexing strategy to try to track the index.

•   Central and South American Economic Risks

•   Emerging Markets Risk

•   General Risk

•   Economic Risk

•   Political and Social Risk

•   Non-Diversification Risk

•   Risks of Privatization Results

•   Structural Risks

•   Currency Risk

•   Large Government Debt Risk

iShares MSCI Italy Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Italian marked, as measured by the MSCI Italy Index.	The Fund uses a representative sampling indexing strategy to try to track the Index.	• Reliance on Exports Risk • European Economic Risk • Risk of Uncertainty of European Union • Structural Risks • Political and Social Risk • Government Spending and Economic Debt
iShares MSCI Mexico Investable Market Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico Investable Market Index.	The Fund uses a representative sampling indexing strategy to manage the Fund.	• Emerging Markets Risk • Non-Diversification Risk • U.S. Economic Risk • Structural Risks • Political Risk • Currency Instability Risk • Central and South American Fund Risk • Commodity Exposure Risk
iShares MSCI BRIC Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance of the MSCI BRIC Index.	The Fund uses a representative sampling indexing strategy to try to track the index.

•   Structural Risks

•   Political and Social Risk

•   Expropriation Risk

•   Large Government Debt Risk

•   Economic and Currency Risk

•   Reliance on Exports Risk

•   Asian Economic Risk

•   European Economic Risk

•   Central and South American Regional Economic Risk

•   U.S. Economic Risk

•   Commodity Exposure Risk

•   Geographic Risk

iShares MSCI Austria Investable Market Index Fund	The Fund seeks to provide investment results that correspond generally to the price and yield performance of the MSCI Austria Index.	The Fund uses a representative sampling indexing strategy to manage the index.	• Reliance on Exports Risk • European Economic Risk • Risk of Uncertainty of European Union
iShares MSCI Belgium Investable Market Index Fund	The Fund seeks to provide investment results that correspond generally to the price and yield performance of the MSCI Belgium Investable Market Index.	The Fund uses a representative sampling indexing strategy to manage the index.	• Reliance on Exports Risk • European Economic Risk • Risk of Uncertainty of European Union • Lack of Natural Resources Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares MSCI Sweden Index Fund	The Fund seeks to provide investment results that correspond generally to the price and yield performance of the MSCI Sweden Index.	The Fund uses a representative sampling indexing strategy to manage the index.	• Reliance on Exports Risk • European Economic Risk • Structural Risk • Commodity Exposure Risk
iShares MSCI Malaysia Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Malaysia Index.	The Fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Malaysian Market • Capital Controls Risk
iShares MSCI Turkey Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the MSCI Turkey Investable Market Index.	The Fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Turkish Market
iShares MSCI Thailand Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the MSCI Thai Investable Market Index.	The Fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Thai Market
SPDR® DJ Euro STOXX 50 ETF	The Fund’s investment objective is to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones EURO STOXX 50® Index (“Dow Jones EURO STOXX 50 Index”).	The Fund uses a passive management strategy designed to track the price and yield performance of the Dow Jones EURO STOXX 50 Index.	• Index Risk • Foreign Securities Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Geographic Risk • Economic Risk
SPDR® DJ STOXX 50 ETF	The Fund’s investment objective is to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones STOXX 50® Index (“Dow Jones STOXX 50 Index”).	The Fund uses a passive management strategy designed to track the price and yield performance of the Dow Jones STOXX 50 Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Geographic Risk • Economic Risk
SPDR® S&P BRIC 40 ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance the S&P BRIC 40 Index.	The Fund uses a passive management strategy designed to track the total return performance of the S&P BRIC 40 Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Mid Cap Risk • Small Cap Risk • Emerging Markets Risk • Geographic Risk • Economic Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P China ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P China BMI Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P China BMI Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Mid Cap Risk • Small Cap Risk • Micro Cap Risk • Emerging Markets Risk • Geographic Risk • Economic Risk
SPDR® S&P Emerging Asia Pacific ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance the S&P Asia Pacific Emerging BMI Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Asia Pacific Emerging BMI Index.

•   Index Risk

•   Market Risk

•   Management Risk

•   Foreign Securities Risk

•   Non-Diversified Risk

•   Concentration Risk

•   Derivatives Risk

•   Index Tracking Risk

•   Large Cap Risk

•   Mid Cap Risk

•   Small Cap Risk

•   Micro Cap Risk

•   Emerging Markets Risk

•   Geographic Risk

•   Economic Risk

SPDR® S&P Emerging Europe ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P European Emerging Capped BMI Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P European Emerging Capped BMI Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Mid Cap Risk • Small Cap Risk • Micro Cap Risk • Emerging Markets Risk • Geographic Risk • Economic Risk
SPDR® S&P Emerging Latin America ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of S&P Latin America BMI Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Latin America BMI Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Mid Cap Risk • Small Cap Risk • Micro Cap Risk • Emerging Markets Risk • Geographic Risk • Economic Risk

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Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P Emerging Markets ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of S&P Emerging BMI Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Emerging BMI Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Mid Cap Risk • Small Cap Risk • Micro Cap Risk • Emerging Markets Risk
SPDR® S&P Emerging Markets Small Cap ETF	The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of S&P Emerging Markets Under USD2 Billion Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Emerging Markets Under USD2 Billion Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Small Cap Risk • Mid Cap Risk • Emerging Markets Risk
SPDR® S&P Emerging Middle East & Africa ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P Mid-East & Africa BMI Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Mid-East & Africa BMI Index.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Large Cap Risk • Mid Cap Risk • Small Cap Risk • Micro Cap Risk • Emerging Markets Risk • Geographic Risk • Economic Risk
SPDR® S&P International Mid Cap ETF

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Developed Ex-U.S. Between USD2 Billion and USD5 Billion

Index.

		The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Developed Ex-U.S. Between USD2 Billion and USD5 Billion.	• Index Risk • Foreign Securities Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Mid Cap Risk • Small Cap Risk
SPDR® S&P International Small Cap ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P Developed Ex-U.S. Under USD2 Billion Index.	The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Developed Ex-U.S. Under USD2 Billion.	• Index Risk • Non-Diversified Risk • Derivatives Risk • Index Tracking Risk • Small Cap Risk • Micro Cap Risk
iShares MSCI Switzerland Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Switzerland Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Switzerland Index and in depositary receipts representing securities in the Index.	• Foreign Securities Risk • Risk Specific to the Swiss Market

20	More information on risks and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares MSCI All Country Asia ex Japan Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia ex Japan Index.	The Fund generally invests at least 90% of its assets in securities of the Underlying Index and depositary receipts representing securities of the MSCI All Country Asia ex Japan Index.	• Foreign Securities Risk • Risks Specific to the Markets of the Pacific Region
iShares S&P Asia 50 Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Asia 50 Index.	The Fund generally invests at least 90% of its assets in securities of the Underlying Index and depositary receipts representing securities of the S&P Asia 50 Index.	• Foreign Securities Risk • Risks Specific to the Asian Markets

EQ Advisors Trust	More information on risks and the Underlying ETFs	21

3. Management of the Trust

This section gives you information on the Trust and the Manager of the Portfolio. More detailed information concerning the Manager is included in the description for the Portfolio in the section “About the Investment Portfolio.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-nine (69) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA shares of one (1) Portfolio. The Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the strategic asset allocation for the Portfolio and the selection of Underlying ETFs in which the Portfolio will invest. The Manager will make these determinations and engage in periodic rebalancing of the Portfolio’s investments using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the geographic regions and Underlying ETFs, as well as its outlook for the economy and financial markets.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the management agreement with AXA Equitable is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2008.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2008 for managing the Portfolio and the rate of the fees waived by the Manager in 2008 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2008

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/International ETF	0.40%	0.47%

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (exclusive of certain Portfolios noted below), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded Portfolios are: All Asset Allocation Portfolio, EQ/AXA Franklin Templeton Founding Strategy Core Portfolio, the EQ/AXA Franklin Income Core Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/AXA Mutual Shares Core Portfolio, the EQ/AXA Templeton Growth Core Portfolio, the EQ/Global Multi-Sector Equity Portfolio, and the PLUS Portfolios.

Expense Limitation Agreement

In the interest of limiting until April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees to limit the net annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, expenses of Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) to the following respective expense ratios:

Expense Limitation Provisions

Portfolio	Total Expenses Limited to (% of daily net assets)
Class IA
EQ/International ETF Portfolio	0.40%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

22	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of the Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust offered by this Prospectus. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of FINRA.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolio. The annual fee currently equals 0.25% (subject to a 0.50% maximum under the Distribution Plan) of the Portfolio’s average daily net assets attributable to Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

EQ Advisors Trust	Fund distribution arrangements	23

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., iShares MSCI Australia Index Fund and iShares MSCI Singapore Index Fund), the securities of small- and mid-capitalization companies or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the same Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the same Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the

24	Buying and selling shares	EQ Advisors Trust

availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants, but do not apply to AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	25

6. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of the Portfolio’s shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying ETFs that invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s or an Underlying ETF’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities – based upon pricing service valuations.

•

Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options – last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities – shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for the Portfolio when the Trust deems that the particular event or circumstance would materially affect the Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

26	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by the Portfolio are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (Portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	27

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of the Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of the Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified the Portfolio is, the less volatile it will be.

Yield — The rate at which the Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

28	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/International ETF Portfolio

	Class IA				Class IB
	Year Ended December 31,		August 25, 2006* to December 31, 2006(e)		Year Ended December 31,				August 25, 2006* to December 31, 2006(e)
	2008(e)	2007(e)			2008(e)		2007(e)
Net asset value, beginning of period	$11.90	$10.99	$10.00		$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income	0.38	0.42	0.24		0.27		0.22		0.20
Net realized and unrealized gain (loss) on investments	(5.44)	0.78	0.91		(5.34)		0.94		0.94

Total from investment operations	(5.06)	1.20	1.15		(5.07)		1.16		1.14

Less distributions:
Dividends from net investment income	(0.17)	(0.22)	(0.16)		(0.15)		(0.18)		(0.15)
Distributions from net realized gains	— #	(0.07)	—		—	#	(0.07)		—
Return of capital	(0.33)	—	—		(0.33)		—		—

Total dividends and distributions	(0.50)	(0.29)	(0.16)		(0.48)		(0.25)		(0.15)

Net asset value, end of period	$6.34	$11.90	$10.99		$6.35		$11.90		$10.99

Total return (b)	(42.62)%	10.93%	11.50%		(42.68)%		10.63%		11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,332	$11,578	$3,339		$799		$1,849		$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.40%		0.65%		0.65%		0.65%
After waivers, reimbursements, and fees paid indirectly (a)(f)	0.26%	0.33%	0.10	%(c)	0.51	%(c)	0.58%		0.35	%(c)
Before waivers, reimbursements, and fees paid indirectly (a)(f)	0.87%	1.50%	4.93	%(c)	1.12	%(c)	1.75	%(c)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.12%	3.40%	6.34%		2.68%		1.81%		5.14%
After waivers, reimbursements, and fees paid indirectly (a)(f)	4.26%	3.47%	6.60%		2.82%		1.88%		5.52%
Before waivers, reimbursements, and fees paid indirectly (a)(f)	3.65%	2.30%	1.79%		2.14%		0.63%		0.55%
Portfolio turnover rate	18%	8%	0%		18%		8%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.13	$0.17		$0.05		$0.14		$0.17

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(e)	Net investment income and capital changes per share are based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

EQ Advisors Trust	Financial Highlights	29

If you would like more information about the Portfolio, the following documents are available free upon request.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

EQ Advisors Trust currently does not maintain a website where investors can access the SAI or shareholder reports.

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2009 EQ Advisors Trust